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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 18, 1999
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                               DIGENE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                            0-28194                 52-1536128
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(State or Other                     (Commission File         (IRS Employer
Jurisdiction of Incorporation)       Number)                Identification No.)


       9000 Virginia Manor Road
       Beltsville, Maryland                                      20705
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         (Address of Principal                                 (Zip Code)
          Executive Offices)

                                  (301)470-6500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

          On November 18, 1999, Digene Corporation and certain of its stockholders entered into definitive agreements for the private placement of an aggregate of 1,500,000 shares of Digene's common stock to selected institutional and other accredited investors. Of these shares, 900,000 shares will be sold by Digene, and 600,000 shares will be sold by the selling stockholders. The purchase price per share is $13.00. The closing of this financing will occur promptly following the declaration of effectiveness of a resale registration statement relating to the shares filed with the Securities and Exchange Commission. The press release announcing this private placement is attached as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1 Press Release dated November 19, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGENE CORPORATION
                                       (Registrant)

                                      /s/ Charles M. Fleischman
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Date: November 23, 1999             By:     Charles M. Fleischman
                                    Title:  President and Chief
                                            Financial Officer




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